UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2003


                             INTER-TEL, INCORPORATED
               (Exact Name of Registrant as specified in charter)


                         Commission File Number 0-10211


                    Arizona                                      86-0220994
(State or other jurisdiction of incorporation)                I.R.S. Employer
                                                           Identification Number

              1615 S. 52ND STREET
                Tempe, Arizona                                     85281
   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (480) 449-8900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

          Exhibit
          Number                           Description
          ------                           -----------
          99.1 Press release dated July 21, 2003 announcing pro-forma results for the second fiscal quarter and six months ended June 30, 2003, and comparing such results with the results for the second quarter and six months ended June 30, 2002.

ITEM 9. REGULATION FD DISCLOSURE

     INFORMATION PROVIDED UNDER ITEM 12 OF FORM 8-K

     On July 21, 2003, Inter-Tel, Incorporated (the "Company") issued a press release announcing pro-forma results for the second fiscal quarter and six months ended June 30, 2003 and comparing such results with the results for the second quarter and six months ended June 30, 2002. In this release, the Company also indicated that it is increasing its quarterly dividend to $0.06 per share. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that instruction. Further, pursuant to the Securities and Exchange Commission's Final Rule Release No. 33-8216, the Company is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

The press release is furnished as Exhibit 99.1 hereto.

USE OF NON-GAAP FINANCIAL INFORMATION

In May 2001, Inter-Tel entered into an agreement to submit to binding arbitration a lawsuit we filed in 1996. The arbitration was completed in January 2002 and, as a result of the arbitration, Inter-Tel received a one-time gross cash award of $20 million in February 2002. Direct costs for attorney's fees, expert witness costs, arbitration costs and additional payments and expenses, totaled approximately $4.5 million in 2002, excluding income taxes, for a net award of approximately $15.5 million. The estimated net proceeds from this arbitration settlement were approximately $9.5 million after taxes, or $0.37 per diluted share for the year ended December 31, 2002.

This one-time litigation settlement was a non-recurring, non-operating item included in our GAAP results. Our management believes that the presentation of our results on a non-GAAP basis to exclude proceeds we received from the litigation settlement provides investors a more meaningful basis of evaluating our performance for the second fiscal quarter and first six months of 2003, and for comparing our results with prior and subsequent periods.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTER-TEL, INCORPORATED


Dated: July 21, 2003                    By: /s/ Kurt R. Kneip
                                            ------------------------------------
                                            Kurt R. Kneip
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number
------
99.1 Press release dated July 21, 2003 announcing pro-forma results for the second fiscal quarter and six months ended June 30, 2003, and comparing such results with the results for the second quarter and six months ended June 30, 2002.